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Scudder Florida Tax-Free Income Fund

Classes A, B and C

Annual Report

August 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Florida Tax-Free Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KFLAX	811-204205
Class B	KFLBX	811-204809
Class C	KFLCX	811-204882

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Florida Tax-Free Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	6.05%	7.64%	5.72%	6.23%
Class B	5.16%	6.73%	4.86%	5.34%(a)
Class C	5.12%	6.70%	4.82%	5.35%(a)
Lehman Brothers Municipal Bond Index++	6.24%	7.72%	6.42%	6.74%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/02	$ 10.56	$ 10.54	$ 10.55
8/31/01	$ 10.40	$ 10.38	$ 10.38
Distribution Information: Twelve Months: Income Dividends	$ .44	$ .35	$ .34
August Income Dividend	$ .0385	$ .0306	$ .0303
SEC 30-day Yield+	3.38%	2.70%	2.74%
Current Annualized Distribution Rate (based on Net Asset Value)+	4.29%	3.42%	3.38%
Tax Equivalent Yield+	5.50%	4.40%	4.46%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.6%. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Florida Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	60	7
3-Year	2	of	59	4
5-Year	11	of	56	20
10-Year	5	of	17	28

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results would have been less favorable.

Source: Lipper, Inc.

Growth of a $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Florida Tax-Free Income Fund - Class A [] Lehman Brothers Municipal Bond Index++

Yearly periods ended August 31

Comparative Results (Adjusted for Sales Charge)
Scudder Florida Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,128	$11,911	$12,614	$17,472
	Average annual total return	1.28%	6.00%	4.75%	5.74%
Class B(c)	Growth of $10,000	$10,216	$11,958	$12,578	$16,817(a)
	Average annual total return	2.16%	6.14%	4.69%	5.34%(a)
Class C(c)	Growth of $10,000	$10,512	$12,148	$12,655	$16,833(a)
	Average annual total return	5.12%	6.70%	4.82%	5.35%(a)
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,624	$12,500	$13,649	$19,194
	Average annual total return	6.24%	7.72%	6.42%	6.74%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Florida Tax-Free Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We need to see three things occur before we can predict that a strong, self-sustaining economic recovery will take hold: Companies have to start increasing their investment in capital goods (such as equipment), the labor market has to improve, and consumers have to spend money.

Right now, the outlook is good. Consumer spending is resilient, especially on autos and housing. And capital spending and employment are beginning to revive, but slowly. However, corporations remain hesitant to start hiring and investing aggressively again.

The picture gets better when you add stimulative monetary policies (such as interest rate cuts). If the current scenario does continue to play out, the Federal Reserve Board will likely refrain from raising interest rates for at least the next few quarters. And if the recovery stumbles, it's likely that the Fed will cut rates aggressively - even though rates are already very low.

As a result, we expect the current moderate recovery to continue and gain momentum as firms slowly become more confident in the profit outlook and begin taking advantage of rebounding profits to invest and hire again.

The situation is similar worldwide. Despite political tensions and the threat of terrorism, the first half of this year saw a synchronized world economic recovery. This was led by the US, but Japan has probably shown the most surprising strength. Inflation remains low in most countries. As we go to press, oil prices have risen only moderately despite rising fears of an attack on Iraq.

If this moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low (and gently declining) inflation, and steady Fed policy suggests any backup in rates is apt to be limited until the recovery strengthens appreciably and Fed tightening prospects re-emerge (next spring at the earliest).

Economic Guideposts Data as of 8/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the recovery affect the equity markets? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustified) gains of the late 1990s. We need to keep an eye on the possibility of war in Iraq, which has begun to weigh on sentiment.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of September 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Florida Tax-Free Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Florida Tax-Free Income Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2000.

Over 26 years of investment industry experience.

MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1998.

Over 16 years of investment industry experience.

MS, Drexel University.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1998.

Over 16 years of investment industry experience.

Philip G. Condon and Eleanor R. Brennan serve as co-managers of Scudder Florida Tax-Free Income Fund. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the municipal bond market perform in the fiscal year ended August 31, 2002?

A: Overall, municipal bonds outperformed high-yield bonds and stocks during the period. However, municipal issues slightly underperformed taxable bonds on a pretax basis. (See table below.)

Over the course of the period, investors generally sought out higher-quality bonds, as the marketplace was plagued by a wide variety of concerns, such as the possibility of future terrorist attacks, an economy moving in to and out of recession and discoveries of widespread corporate accounting irregularities at several prominent domestic corporations. Against this backdrop, municipal bonds tended to deliver positive results.

Municipal bonds deliver strong returns (1-year period ended August 31, 2002)
Index	Return
Lehman Brothers Municipal Bond Index	6.24%
Lehman Brothers Aggregate Bond Index	8.11%
JP Morgan Global High-Yield Bond Index	-2.74%
S&P 500 Index	-17.99%

Past performance is no guarantee of future results.

The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Variable-rate bonds are excluded from the index.

The Lehman Brothers Aggregate Bond index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

The JP Morgan Global High Yield Bond Index is an unmanaged pool of bonds with ratings of Baa3 or below by Moody's Investors Service, Inc. and/or ratings of BBB- or below by Standard & Poor's Corporation. Issues must be greater than or equal to $75 million in size and greater than one year in maturity.

The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.

It is not possible to invest directly in an index.

Q: How did bond yields react during the period?

A: Over the course of the fiscal year, the yield curve steepened significantly. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities.) Specifically, as of August 31, 2001, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated municipal bond was 252 basis points (or 2.52 percent). The difference among those maturities had increased to 349 basis points (or 3.49 percent) as of August 31, 2002. Much of the steepness in the yield curve occurred as a result of declining yields among short-maturity bonds. For instance, the yield on a 10-year AAA-rated municipal bond generally declined in the past year. A 10-year AAA-rated municipal bond yielded 3.66 percent as of August 31, 2002 - 36 basis points less than the 4.02 percent it was yielding as of August 31, 2001.

Municipal bond yield curve

Source: Deutsche Asset Management

Past performance is no guarantee of future results.

Q: How did Scudder Florida Tax-Free Income Fund perform during the period?

A: Over the last year, the fund delivered strong absolute and relative results. Scudder Florida Tax-Free Income Fund rose 6.05 percent (Class A shares unadjusted for sales charges) during the reporting period, a return that outpaced that of its typical peer in the Lipper Florida Municipal Debt Funds category1. The average peer in the category gained 4.69 percent during the period, according to Lipper, Inc. The fund earned a place in the category's top decile. (Complete Lipper rankings can be found on page 3.) The fund slightly underperformed in comparison with its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 6.24 percent.

1 The Florida Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in Florida.

Q: How did the fund's positioning contribute to its performance?

A: For much of the fiscal year, management focused on intermediate-term issues with solid credit quality. During the period, management generally found that intermediate-term securities, or those with maturities in the range of two to 15 years, had better returns. The concentration in such issues aided returns, as the yield curve generally steepened over the course of the fiscal year.

Moreover, the fund continued to benefit from management's focus on bonds with solid call protection. Some municipal bonds, just like a home mortgage, can be paid off early, or "called." As interest rates continued to decrease during the period, many municipal borrowers decided to repay their loans and take on new loans with lower rates. If an investor holds that original bond, it will be paid off early, and reinvesting the proceeds usually means owning other municipal bonds at lower rates. To help reduce the chance that the fund's bonds will be repaid early and that new, lower-yielding bonds will have to be purchased in their place, management focuses on owning "call-protected" bonds. Municipal borrowers cannot pay off call-protected bonds for a number of years. As borrowing rates declined, other investors were willing to purchase these call-protected bonds at a higher price. So, returns on call-protected bonds in the portfolio have generally increased and aided the fund's performance.

Q: What affected the Florida municipal bond market during the period?

A: States across the nation, including Florida, have seen their tax receipts reduced by the current economic environment. In recent months, management has concentrated on investing in essential service revenue bonds, which include debt that funds water departments, transportation systems and sewer systems. Such bonds typically have more stable revenue streams and should do well in more troubled economic times.

At the same time, across the board, we saw the supply of municipal bonds increase over the fiscal year, partially because interest rates have been so low that many borrowers have seized this opportunity to refinance their higher-rate loans with new lower-rate loans now available in the market.

Q: How have you positioned Scudder Florida Tax-Free Income Fund for the road ahead?

A: As the yield curve is currently quite steep by historical standards, management is generally preparing for the yield curve to begin to normalize. Over the last two quarters, management has begun to increase the fund's exposure to bonds with slightly longer maturities, particularly those in the range of 15 years to 25 years, while at the same time working to keep the fund's duration neutral to its benchmark. Management plans to continue to focus on essential service revenue bonds, an area of the market that should hold up better as some Florida bonds are affected by the current economic environment. At the same time, management remains committed to its focus on call-protected, premium-coupon bonds with solid structures.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Portfolio Composition	8/31/02	8/31/01

Revenue Bonds	78%	79%
U.S. Government Secured	13%	14%
General Obligation Bonds	9%	7%
	100%	100%

Quality	8/31/02	8/31/01

AAA	67%	70%
AA	11%	11%
A	7%	1%
BBB	2%	9%
Not Rated	13%	9%
	100%	100%

Effective Maturity	8/31/02	8/31/01

1-10 years	43%	36%
11-20 years	57%	64%
	100%	100%

Interest Rate Sensitivity	8/31/02	8/31/01

Average Maturity	11.2 years	11.4 years
Duration	7.9 years	8.2 years

Portfolio Composition, Quality, Effective Maturity and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 97.4%
Florida 89.1%
Broward County, Airport Revenue, Airport Systems Revenue, Series E, 5.25%, 10/1/2012 (b)	1,000,000	1,073,350
Charlotte County, Utility Revenue, Prerefunded, 6.75%, 10/1/2013 (b)	250,000	269,468
Dade County, County GO Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020	1,025,000	1,055,863
Dade County, Industrial Development Revenue, 6.25%, 10/1/2011	500,000	602,965
Escambia County, Hospital & Healthcare Revenue, 5.95%, 7/1/2020 (b)	1,000,000	1,146,470
Florida, ETM, 6.0%, 11/1/2018 (b)	1,250,000	1,481,825
Florida, Pollution Control Revenue, Water Pollution Control Financing Authority, 5.5%, 1/15/2014	1,000,000	1,121,800
Florida, Public Housing Revenue, 5.2%, 1/1/2031	1,750,000	1,843,275
Florida, State GO, State Board of Education, Series D, 5.375%, 6/1/2019	1,000,000	1,075,340
Fort Pierce, FL, Electric Revenue, Zero Coupon, 10/1/2018 (b)	2,000,000	924,500
Gainesville, FL, Electric Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,658,837
Hidalgo County, Hospital & Healthcare Revenue, 5.25%, 11/15/2020	1,000,000	987,000
Hillsborough County, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	955,000
Hillsborough County, Sales & Special Tax Revenue, School District, 5.375%, 10/1/2016 (b)	1,000,000	1,093,090
Hillsborough County, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, 6.5%, 8/15/2019	1,000,000	1,242,930
Jacksonville, FL, Sales & Special Tax Revenue, Local Government, 5.5%, 10/1/2018	1,000,000	1,136,390
Key West, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b) (c)	4,975,000	2,980,224
Lakeland, FL, Hospital & Healthcare Revenue, 5.5%, 11/15/2032	1,000,000	1,001,980
Marion County, Hospital & Healthcare Revenue, 5.625%, 10/1/2019	1,000,000	1,028,580
Melbourne, FL, Water & Sewer Revenue, Zero Coupon, 10/1/2016 (b)	1,350,000	718,295
Miami Beach, FL, Water & Sewer Revenue, 5.75%, 9/1/2017 (b)	725,000	810,891
Nassau County, Senior Care Revenue, Amelia Island Care Center Project, 9.75%, 1/1/2023	965,000	1,001,448
North Miami, FL, Higher Education Revenue, Johnson & Wales University Project:
Series A, 6.1%, 4/1/2013	1,285,000	1,333,457
Series A, 6.125%, 4/1/2020	1,500,000	1,544,535
Orange County, Health Facilities Authority Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (b)	2,120,000	2,607,833
Orange County, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare:
5.75%, 12/1/2032	1,000,000	1,022,840
Series A, 6.25%, 10/1/2016 (b)	880,000	1,069,156
Series A, 6.25%, 10/1/2018 (b)	500,000	607,445
Orlando, FL, Airport Revenue, 5.75%, 10/1/2011	1,690,000	1,926,516
Orlando, FL, Electric Revenue, Community Utilities, 6.75%, 10/1/2017	3,000,000	3,769,620
Orlando, FL, Other (REV) Lease, Capital Improvements, Series A, 4.75%, 10/1/2022	1,600,000	1,584,608
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	493,305
Orlando, FL, Transportation/Tolls Revenue, Expressway Authority, 6.5%, 7/1/2012 (b)	1,000,000	1,226,720
Palm Beach County, Airport Revenue, Airport System, 5.75%, 10/1/2014 (b)	1,000,000	1,174,260
Palm Beach County, Project Revenue, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	144,277
Palm Beach County, Resource Recovery Revenue, Solid Waste Authority, Series A, Zero Coupon, 10/1/2013 (b)	2,865,000	1,808,159
Pensacola, FL, Hospital & Healthcare Revenue, Daughters of Charity National Healthcare, Prerefunded, 5.25%, 1/1/2011	2,200,000	2,266,792
Seminole County, Sales & Special Tax Revenue, 5.375%, 10/1/2019 (b)	1,000,000	1,077,420
St. Johns County, Water & Sewer Revenue, Series A, Zero Coupon, 6/1/2016 (b)	440,000	235,563
St. Petersburg, FL, Allegheny Health Systems, Series A, Prerefunded, 6.75%, 12/1/2021 (b)	1,000,000	1,019,370
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (b)	2,500,000	2,840,975
Tallahassee, FL, Electric Revenue, Energy Systems Revenue, 5.5%, 10/1/2016 (b)	1,005,000	1,150,323
Tampa Bay, FL, Sales & Special Tax Revenue, Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,392,164
Tampa Bay, FL, Sales & Special Tax Revenue, Zero Coupon, 10/1/2016 (b)	375,000	197,749
Tampa Bay, FL, Water & Sewer Revenue, Prerefunded, 5.625%, 10/1/2013 (b)	1,850,000	2,146,629
Tampa, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b)	3,165,000	1,893,746
Tampa, FL, Industrial Development Revenue, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,093,610
Tampa, FL, Sales & Special Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	546,415
Westchase, FL, Special Assessment Revenue, Community Development District, 5.8%, 5/1/2012 (b)	2,975,000	3,332,653
		65,715,661
New Jersey 1.3%
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,000,000	974,600
Puerto Rico 6.1%
Puerto Rico Commonwealth, State GO, 6.25%, 7/1/2013 (b)	1,850,000	2,261,403
Puerto Rico Commonwealth, State GO, Inverse Floater, 10.50%, 7/1/2016** (b)	1,000,000	1,412,260
Puerto Rico Commonwealth, State GO, Zero Coupon, 7/1/2017	1,500,000	787,575
		4,461,238
Virgin Islands 0.9%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	600,000	670,254
Total Long-Term Municipal Investments (Cost $64,898,518)		71,821,753

Short-Term Municipal Investments 2.6%
Alaska
Valdez, AK, Airport Revenue, Marine Terminal Revenue, Exxon Pipeline, Project C, 1.8%*, 12/1/2033	1,800,000	1,800,000
Florida
Jacksonville, FL, 1.8%*, 10/1/2010 (d)	100,000	100,000
Total Short-Term Municipal Investments (Cost $1,900,000)		1,900,000
Total Investment Portfolio - 100.0% (Cost $66,798,518) (a)		73,721,753

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of August 31, 2002.
** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rates as of August 31, 2002.
(a) The cost for federal income tax purposes was $66,637,894. At August 31, 2002, net unrealized appreciation for all securities based on tax cost was $7,083,859. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,084,170 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $311.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.
(c) At August 31, 2002, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.
(d) Security incorporates a letter of credit or line of credit from a major bank.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At August 31, 2002, open futures contracts sold short were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
10 Year U.S. Treasury Notes	9/19/2002	25	2,618,600	2,829,297
Total unrealized depreciation on open futures contracts				(210,697)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $66,798,518)	$ 73,721,753
Cash	46,435
Interest receivable	1,075,139
Receivable for Fund shares sold	72,721
Total assets	74,916,048
Liabilities
Dividends payable	33,477
Payable for daily variation margin on open futures contracts	3,516
Payable for Fund shares redeemed	11,613
Accrued management fee	33,093
Other accrued expenses and payables	36,759
Total liabilities	118,458
Net assets, at value	$ 74,797,590
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(7,283)
Net unrealized appreciation (depreciation) on: Investments	6,923,235
Futures	(210,697)
Accumulated net realized gain (loss)	(1,525,367)
Paid-in capital	69,617,702
Net assets, at value	$ 74,797,590

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($68,425,719 / 6,478,895 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.56
Maximum offering price per share (100 / 95.5 of $10.56)	$ 11.06
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($5,360,518 / 508,453 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.54
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($1,011,353 / 95,879 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Interest	$ 3,827,062
Expenses: Management fee	399,475
Administrative fee	75,642
Distribution service fees	205,518
Trustees' fees and expenses	15,177
Other	3,030
Total expenses, before expense reductions	698,842
Expense reductions	(2,477)
Total expenses, after expense reductions	696,365
Net investment income	3,130,697
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	79,450
Futures	(9,430)
70,020
Net unrealized appreciation (depreciation) during the period on: Investments	1,381,215
Futures	(210,697)
1,170,518
Net gain (loss) on investment transactions	1,240,538
Net increase (decrease) in net assets resulting from operations	$ 4,371,235

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income	$ 3,130,697	$ 3,386,498
Net realized gain (loss) on investment transactions	70,020	416,989
Net unrealized appreciation (depreciation) on investment transactions during the period	1,170,518	3,682,531
Net increase (decrease) in net assets resulting from operations	4,371,235	7,486,018
Distributions to shareholders from: Net investment income: Class A	(2,883,067)	(3,210,508)
Class B	(196,076)	(226,685)
Class C	(30,127)	(37,571)
Fund share transactions: Proceeds from shares sold	10,665,161	12,061,081
Reinvestment of distributions	1,639,740	1,672,411
Cost of shares redeemed	(11,315,110)	(22,578,209)
Net increase (decrease) in net assets from Fund share transactions	989,791	(8,844,717)
Increase (decrease) in net assets	2,251,756	(4,833,463)
Net assets at beginning of period	72,545,834	77,379,297
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $7,283 and $6,675, respectively)	$ 74,797,590	$ 72,545,834

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2002[c]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.40	$ 9.85	$ 9.72	$ 10.62	$ 10.42
Income (loss) from investment operations: Net investment income	.45	.46	.45	.47	.49
Net realized and unrealized gain (loss) on investment transactions	.15	.57	.13	(.68)	.35
Total from investment operations	.60	1.03	.58	(.21)	.84
Less distributions from: Net investment income	(.44)	(.48)	(.45)	(.47)	(.49)
Net realized gains on investment transactions	-	-	-	(.22)	(.15)
Total distributions	(.44)	(.48)	(.45)	(.69)	(.64)
Net asset value, end of period	$ 10.56	$ 10.40	$ 9.85	$ 9.72	$ 10.62
Total Return (%)[a]	6.05	10.77	6.15	(2.13)	8.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	66	70	85	100
Ratio of expenses before expense reductions (%)	.89	.91[b]	1.00	.88	.85
Ratio of expenses after expense reductions (%)	.89	.89[b]	.99	.88	.85
Ratio of net investment income (%)	4.38	4.67	4.80	4.57	4.65
Portfolio turnover rate (%)	14	13	21	56	70
[a] Total return does not reflect the effect of any sales charges.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .87%, respectively.
[c] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 4.33% to 4.38%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

Class B
Years Ended August 31,	2002[c]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.38	$ 9.83	$ 9.71	$ 10.60	$ 10.40
Income (loss) from investment operations: Net investment income	.37	.38	.38	.39	.40
Net realized and unrealized gain (loss) on investment transactions	.14	.56	.12	(.67)	.35
Total from investment operations	.51	.94	.50	(.28)	.75
Less distributions from: Net investment income	(.35)	(.39)	(.38)	(.39)	(.40)
Net realized gains on investment transactions	-	-	-	(.22)	(.15)
Total distributions	(.35)	(.39)	(.38)	(.61)	(.55)
Net asset value, end of period	$ 10.54	$ 10.38	$ 9.83	$ 9.71	$ 10.60
Total Return (%)[a]	5.16	9.77	5.32	(2.85)	7.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	6	6	6
Ratio of expenses before expense reductions (%)	1.71	1.79[b]	1.77	1.69	1.68
Ratio of expenses after expense reductions (%)	1.71	1.74[b]	1.76	1.69	1.68
Ratio of net investment income (%)	3.56	3.82	4.03	3.76	3.82
Portfolio turnover rate (%)	14	13	21	56	70
[a] Total return does not reflect the effect of any sales charges.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.75% and 1.73%, respectively.
[c] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

Class C
Years Ended August 31,	2002[c]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.38	$ 9.83	$ 9.71	$ 10.60	$ 10.41
Income (loss) from investment operations: Net investment income	.37	.37	.38	.39	.40
Net realized and unrealized gain (loss) on investment transactions	.14	.56	.12	(.67)	.34
Total from investment operations	.51	.93	.50	(.28)	.74
Less distributions from: Net investment income	(.34)	(.38)	(.38)	(.39)	(.40)
Net realized gains on investment transactions	-	-	-	(.22)	(.15)
Total distributions	(.34)	(.38)	(.38)	(.61)	(.55)
Net asset value, end of period	$ 10.55	$ 10.38	$ 9.83	$ 9.71	$ 10.60
Total Return (%)[a]	5.12	9.69	5.34	(2.84)	7.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.9		1	1.7
Ratio of expenses before expense reductions (%)	1.70	1.97[b]	1.74	1.68	1.69
Ratio of expenses after expense reductions (%)	1.70	1.84[b]	1.73	1.68	1.69
Ratio of net investment income (%)	3.57	3.73	4.06	3.76	3.81
Portfolio turnover rate (%)	14	13	21	56	70
[a] Total return does not reflect the effect of any sales charges.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.85% and 1.83%, respectively.
[c] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.52% to 3.57%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Florida Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $1,377,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($623,000), August 31, 2009 ($714,000) and August 31, 2010 ($40,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $132,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2003.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002 the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income	$ 28,467
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,377,000)
Net unrealized appreciation (depreciation) on investments	$ 7,083,859

In addition, during the year ended August 31, 2002 the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 3,109,270

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $10,128,784 and $11,258,533, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.10%, 0.15% and 0.125% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended August 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2002
Class A	$ 66,174	$ 5,420
Class B	8,380	634
Class C	1,088	100
	$ 75,642	$ 6,154

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 41,899	$ 3,494
Class C	6,525	655
	$ 48,424	$ 4,149

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class A	$ 141,737	$ 22,915	0.21%
Class B	13,182	1,021	0.24%
Class C	2,175	212	0.25%
	$ 157,094	$ 24,148

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the year ended August 31, 2002 aggregated $41,155.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and C shares was $10,380 and $34, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,477 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	966,935	$ 9,807,741	1,102,764	$ 11,085,496
Class B	63,887	658,811	74,108	742,531
Class C	19,173	198,609	23,073	233,054
		$ 10,665,161		$ 12,061,081
Shares issued to shareholders in reinvestment of distributions
Class A	150,122	$ 1,540,632	156,059	$ 1,567,005
Class B	7,585	77,591	8,112	81,191
Class C	2,100	21,517	2,419	24,215
		$ 1,639,740		$ 1,672,411
Shares redeemed
Class A	(967,509)	$ (9,899,159)	(2,061,087)	$ (20,752,031)
Class B	(128,485)	(1,316,061)	(118,639)	(1,190,728)
Class C	(9,768)	(99,890)	(63,092)	(635,450)
		$ (11,315,110)		$ (22,578,209)
Net increase (decrease)
Class A	149,548	$ 1,449,214	(802,264)	$ (8,099,530)
Class B	(57,013)	(579,659)	(36,419)	(367,006)
Class C	11,505	120,236	(37,600)	(378,181)
		$ 989,791		$ (8,844,717)

G. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $125,239 increase in cost of securities and a corresponding $125,239 decrease in net unrealized appreciation, based on securities held by the Fund on September 1, 2001.

The effect of this change for the year ended August 31, 2002, was to increase net investment income by $35,385 and decrease unrealized appreciation by $35,385. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Florida Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Florida Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Florida Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts October 16, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2002, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Florida Tax-Free Income Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
4,865,529	89,189	82,027

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present) and Deutsche Asset Management Mutual Funds; Vice President, Deutsche Asset Management, Inc. (2000 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 3 funds overseen) (1992-1999)	203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Philip G. Condon (52) Vice President, 2001-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Thomas Lally[4] (34) Assistant Treasurer, 2001-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048